UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

CX NETWORK GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169805	32-0538640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1205, 1A Building, Shenzhen Software Industry Base, Xuefu Rd, Nanshan District, Shenzhen,

Guangdong Province, China, 518005

(Address of Principal Executive Offices)

Registrant’s telephone number: +86- 1755-26412816

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties.

Item 1.01. Entry into a Material Definitive Agreement

The information contained in Item 2.01 below describes the various agreements entered into effective as of May 17, 2021.

Item 2.01 Completion of Acquisition or Disposition of Assets

The Share Exchange with Kun Peng International Holding Limited

On May 17, 2021, we entered into a share exchange agreement (“Share Exchange Agreement”) with (i) Kun Peng International Holding Limited (“KP International”), a limited liability company incorporated in British Virgin Islands on April 20, 2021, and (ii) the five members of KP International to acquire all the issued and outstanding capital stock of KP International in exchange for the issuance to those members of an aggregate of 34,158,391 shares of our common stock (“Reverse Acquisition”). Pursuant to the terms of the Exchange Agreement, and as a condition to the completion of the transactions contemplated by the Share Exchange Agreement, the Company also agreed to enter into an agreement with Wenhai Xia (“the Stockholder”), to cancel an aggregate of 15,973,430 shares of the Company’s Common Stock owned by the Stockholder. The Reverse Acquisition was closed on May 17, 2021.

None of the KP International’s Stockholders is a U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and KP International acquired our shares in the Reverse Merger outside of the United States.

In issuing these securities to KP International’s Stockholders, we relied upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and/or Regulation S promulgated by the U.S. Securities and Exchange Commission (the “SEC”). Among other things, the offer or sale was made in an offshore transaction and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. In addition, each of the recipients of the shares certified that he/she/it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person and agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

Business of KP International

Through its subsidiaries and interest in a variable interest entity in the Peoples Republic of China, KP International offers access to health care products and services through its mobile (King Eagle Mall) and physical (Smart Kiosk) platforms.

●	King Eagle Mall is a mobile social e-commerce platform, which promotes preventive health care products and services as its core business. It adopts the S2B2C business model and integrates many major health care products and services.
●	Smart Kiosk is a physical platform which focuses on developing a “small shop economy”. It is integrated with the King Eagle Mall which creates a “social, health and physical store” to provide people with a more professional and comprehensive preventive health care products and services.

Accounting Treatment; Change of Control

Pursuant to the “Reverse Acquisition,” and KP International is deemed to be the acquirer. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Business Combination will be those of KP International and its consolidated subsidiaries and will be recorded at the historical cost basis of KP International, and the consolidated financial statements after consummation of the Business Combination will include the assets and liabilities of KP International and its subsidiaries and VIE, historical operations of KP International and its subsidiaries and VIE, and operations of CX Network Group, Inc. from the Closing Date of the Reverse Acquisition.

Pursuant to the Business Combination, a change of control of CX Network Group, Inc. occurred as of the Closing Date. Except as described in this Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the CX Network Group, Inc.

We continue to be a “smaller reporting company,” as defined under the Exchange Act, following the Reverse Acquisition.

Item 3.02 Unregistered Sales of Equity Securities.

On May 17, 2021, we entered into a share exchange agreement (“Share Exchange Agreement”) with (i) Kun Peng International Holding Limited (“KP International”), a limited liability company incorporated in British Virgin Islands, and (ii) the five members of KP International to acquire all the issued and outstanding capital stock of KP International in exchange for the issuance to those members of an aggregate of 34,158,391 shares of our common stock. Pursuant to the terms of the Exchange Agreement, and as a condition to the completion of the transactions contemplated by the Share Exchange Agreement, the Company also agreed to enter into an agreement with Wenhai Xia (“the Stockholder”), to cancel an aggregate of 15,973,430 shares of the Company’s Common Stock owned by the Stockholder.

None of the KP International’s Stockholders is a U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) and KP International acquired our shares in the Reverse Merger outside of the United States.

In issuing the 34,158,391 shares of our common stock to the five KP International’s Stockholders, we relied upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) provided by Section 4(a)(2) of the Act, which exempts transactions by an issuer not involving any public offering, and/or Regulation S promulgated by the U.S. Securities and Exchange Commission (the “SEC”). Among other things, the offer or sale was made in an offshore transaction and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. In addition, each of the recipients of the shares certified that he/she/it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person and agreed to resell such securities only in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agreed not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

Item 5.01 Change in Control of Registrant.

Reference is made to the disclosure made under Item 1.01 and Item 2.01 which is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the closing of the Reverse Takeover described above in Item 2.01 Mr. Wenhai Xia, our sole officer and director resigned from his positions as Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and sole director, and appointed the following persons as Directors and Executive Officers of the Company effective with his resignation.

The following table sets forth certain information concerning our newly appointed directors and executive officers:

Name	Age	Position

Ms. Xiangyi Mao	55	Chief Executive Officer

Ms. Yuanyuan Zhang	40	Chief Financial Officer

Mr. Yanlu Li	59	Vice President

Mr. Richun Zhuang	57	Director

Ms. Chengyuan Li	34	Director

Ms. Xiangyi Mao, Chief Executive Officer

Ms. Mao graduated from Dongbei University with a major in Finance and Economics and earned a bachelor degree of Business Administration. In October 1984, Ms. Mao started her career at Foreign Trade Division II of Heilongjiang Department of Foreign Trade and Economic Cooperation (Provincial Department of Foreign Trade and Economic Cooperation) where she was responsible for the import and export trade with Russia. From May 1991-December 2000, she served as Deputy General Manager and Chief Executive Officer at Shenzhen Haitian Publishing House where she was responsible for analyzing and summarizing the company’s administrative businesses. Ms. Mao was a Senior Manager at Amway (China) Co., Ltd from December 2000 through July 2005 and Marketing Operation Director at Shenzhen Neptunus Pharmaceutical Group from April 2006 through January 2009.

In March 2009, Ms. Mao was appointed as Board Chairman of Shenzhen Wugufeng Ecological Agriculture Technology Development Co., Ltd. It was the first company to introduce Australian capital into agricultural projects, and the first company to establish a farmers’ cooperative, with 24 agricultural demonstration and cooperation bases in the whole country, and advocating the characteristic philosophy from farm to table directly; setting up 507 Wugufeng organic food stores; the productive value in three years reached RMB 70 million yuan.

From May 2012 through September 2015, Ms. Mao served as a Chief Executive Officer of Xinkeqi E-Commerce Co., Ltd. where she managed the operation of the entire company and formulated the annual work plans of the subsidiaries and affiliated departments in six major districts in the PRC.

Ms. Mao was a Vice President at Shanghai Chicmax Group Kans Cosmetics Co., Ltd. from September 2015-July 2019 where she was responsible for managing the group’s development direction, reviewing the development strategy and providing opinions.

Ms. Mao established Nanao (Shanghai) Health Management Co., Ltd. and acted as Board Chairman in October 2019. Since November 2020, Ms. Mao joined King Eagle (Tianjin) as Chief Executive Officer and was appointed as the Chief Executive Officer of KP International in April 2021.

Ms. Yuanyuan Zhang, Chief Financial Officer

Ms. Zhang attended at Beijing College of Science and Technology and earned a bachelor’s degree in international finance in 2005. Ms. Zhang developed her career as a sales specialist at Fenghua Haojing Real Estate where she achieved sales of approximately RMB 120 million during her tenure from September 2005 through December 2006. She then became a Sales Manager at Tianan Tiandi Real Estate Development Co., Ltd from January 2007 through March 2012. Ms. Zhang was appointed as a Marketing Director at Tongbang Real Estate Brokerage Co., Ltd for two years from April 2012 and General Manager at One Central Apartment project of Sunac Real Estate Company from May 2014 through August 2015. Thereafter, she was a General Manager at Beijing Jinfeng Venture Real Estate Brokerage and an Assistant to Secretary General at China Association of Real Estate Investment & Financing.

In October 2017, Ms. Zhang established her own business, “Fre Flo Bread & 16”. Since July 2020, she became our Executive Deputy General Manager of King Eagle (China) and was appointed as our Chief Financial Officer of KP International in April 2021.

Mr. Yanlu Li, Vice President

Mr. Li attended at Heilongjiang Machinery Manufacturing School and studied mechanical processing in 1981. He started his career as a mechanics in Heilongjiang Kiamusze Light Industry Machinery Plant. He then furthered his studies in mechanical engineering at Kiamusze Institute of Technology from September 1983 through July 1987 and earned a Bachelor degree in July 1987.

After his graduation from Kiamusze Institute of Technology, Mr. Li became an Assistant Engineer at Kiamusze Light Industry Machinery Plant from August 1987 through December 1990. In January 1991, he enhanced his career as a General Manager at Kiamusze Ceramics Store and became a Legal Representative/General Manager of Kiamusze Ceramic Refractory Material Distribution Office in June 1992 until December 1999.

In January 2000, Mr. Li joined Amway (China) Co., Ltd as a distributor. From June 2010 through July 2013, Mr. Li served as a Legal Representative and General Manager at Beijing Dongze Education Technology Co., Ltd. From August 2013 through April 2018, Mr. Li served as a distributor of Shaklee (China) Co., Ltd. In May 2018, Mr. Li joined Lehua Tongrentang (Tianjin) Sales Company as a General Manager. In June 2020, Mr. Li joined King Eagle (China) as Vice President and then appointed as Vice President of KP International in April 2021.

Mr. Richun Zhuang, Director

Mr. Richun Zhuang obtained a bachelor degree in Political Studies from Heilongjiang Province National College in 1983. He started his career as a secretary at Heilongjiang Province Wangkui County Public Transport Bureau until 1989. Then he was promoted to the Deputy General of Heilongjiang Province Wangkui County Transport Management Station in 1989. He then transferred to Heilongjiang Daqing Long-distance Bus Station as Chief Dispatcher in 1991. In 2008, Mr. Zhuang was appointed as Vice President, Marketing of Wuxi Kangjiafu Technology Co., Ltd. He joined Beijing Luji Culture Media Co., Ltd as Chief Executive Officer in 2017. In June 2020, he joined King Eagle (China) as General Consultant focusing on enterprise operation and strategic planning. On May 14, 2021, Mr. Zhuang was appointed as our Director of KP International.

Ms. Chengyuan Li, Director

Ms. Li earned an Associate Degree in Computer Information System at Beihua University in 2006 and Bachelor Degree in Finance at Harbin Institute of Finance in 2020. Ms. Li established her trading business in health care supplies through Wangkuihua Trading Company from September 2006 through September 2015. In September 2015, she joined Wangkui Daren Pharmaceuticals Co. Ltd as Quality Control Coordinator. In June 2020, she joined King Eagle (China) as Business Consultant and was appointed as our Director of KP International in April 2021.

 Our directors hold their positions until the next annual meeting of shareholders and until her successor is elected and qualified by our shareholders, or until earlier death, retirement, resignation or removal.

Employment Agreements

We have entered into employment agreements with our Chief Executive Officer, Chief Financial Officer and Vice President.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Share Cancellation Agreement

10.2	Share Exchange Agreement

10.3	Employment Agreement of Mr. Xiangyi Mao

10.4	Employment Agreement of Yuanyuan Zhang

10.5	Employment Agreement of Yanlu Li

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021
/s/ Wenhai Xia
Name:
	Title:	Chief Executive Officer and Director